UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): September 20, 2006
PEDIATRIX MEDICAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	65-0271219

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Concord Terrace
Sunrise, Florida 33323

(Address of principal executive office)
Registrant’s telephone number, including area code (954) 384-0175
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-com mencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 1.01. Entry Into a Material Definitive Agreement.
     On September 21, 2006, Pediatrix Medical Group, Inc. (the “Company” or “Pediatrix”) announced that it has finalized its previously announced agreement in principle (the “Settlement Agreement”) with the U.S. Department of Justice to settle the government’s national Medicaid and TRICARE investigation. Under the terms of the Settlement Agreement, the Company has paid the federal government $25.1 million related to neonatal services provided from January 1996 through December 1999. In addition, Pediatrix will enter into separate state settlement agreements for each state Medicaid program involved in the settlement based on a model state settlement agreement (the “Model State Settlement Agreement”). Copies of the Settlement Agreement and the Model State Settlement Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference in their entirety by reference thereto.
     As part of the settlement, Pediatrix has entered into a five-year corporate integrity agreement with the Office of the Inspector General of the Department of Health and Human Services (the “Corporate Integrity Agreement”). The Corporate Integrity Agreement acknowledges the existence of Pediatrix’s comprehensive compliance program and provides for certain other compliance-related activities during the term of the agreement. A copy of the Corporate Integrity Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety by reference thereto.
Item 8.01. Other Events.
     On September 21, 2006, Pediatrix issued a press release (the “Press Release”) announcing that it has finalized the Settlement Agreement and entered into the Corporate Integrity Agreement. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety by reference thereto.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

10.1	Settlement Agreement dated September 21, 2006, between Pediatrix and the U.S. Department of Justice.

10.2	Model State Settlement Agreement.

10.3	Corporate Integrity Agreement dated September 20, 2006, between Pediatrix and the Office of the Inspector General of the Department of Health and Human Services.

99.1	Press Release dated September 21, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIX MEDICAL GROUP, INC.
Date: September 21, 2006	By:	/s/ Thomas W. Hawkins
		Name:	Thomas W. Hawkins
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement dated September 21, 2006, between Pediatrix and the U.S. Department of Justice.

10.2	Model State Settlement Agreement.

10.3	Corporate Integrity Agreement dated September 20, 2006, between Pediatrix and the Office of the Inspector General of the Department of Health and Human Services.

99.1	Press Release dated September 21, 2006.

4